SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  July 10, 2000
(Date of earliest event reported)

Commission File No.:  333-35542



                         World Omni Auto Receivables LLC
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     Delaware                                               52-2184798
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(States of Incorporation)                (I.R.S. Employer Identification Nos.)

190 N.W. 12th Avenue
Deerfield Beach, Florida                                    33442
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Address of principal executive office                       (Zip Code)



                                 (954) 429-2200
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               Registrant's Telephone Number, including area code



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              (Former name, former address and former fiscal year,
                         if changed since last report)





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ITEM 5.  Other Events

         Attached as Exhibits 5.1 and 23.1 to this Current Report is a legal opinion and related consent of English, McCaughan & O'Bryan, P.A., special Florida counsel to the Registrant, with respect to certain legal matters regarding the Florida loan rule in connection with the offering of World Omni Auto Receivables Trust 2000-A, Auto Receivables Backed Notes, Series 2000-A (the "Notes") by World Omni Auto Receivables Trust 2000-A. The public offering of certain classes of the Notes has been registered pursuant to the Securities Act of 1933 under a Registration Statement on Form S-3 (file no. 333-35542) (the "Registration Statement") filed with the Securities and Exchange Commission by the Registrant.

         The Registrant hereby incorporates such legal opinion and consent by reference as additional Exhibits to the Registration Statement, insofar as the Registration Statement pertains to the public offering of the Notes.

ITEM 7.    Financial Statements and Exhibits

           (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.           Description
-----------           -----------

5.1 Opinion of English, McCaughan & O'Bryan, P.A., special Florida counsel to the Registrant with respect to certain Florida matters.
23.1 Consent of English, McCaughan & O'Bryan, P.A. (included as part of Exhibit 5.1).

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WORLD OMNI AUTO RECEIVABLES LLC


July 10, 2000

                                        By:        /s/ Patrick Ossenbeck
                                                   --------------------------
                                        Name:      Patrick Ossenbeck
                                        Title:     Assistant Treasurer




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



                                INDEX TO EXHIBITS



                                                                                        Paper (P) or
Exhibit No.                         Description                                         Electronic (E)
-----------                         -----------                                         --------------

5.1                                 Opinion of English, McCaughan &
                                    O'Bryan, P.A., special Florida                      E
                                    counsel to the Registrant regarding
                                    certain Florida matters.

23.1                                Consent of English, McCaughan &
                                    O'Bryan, P.A., special Florida
                                    counsel to the Registrant                           E
                                    (included as part of Exhibit 5.1).

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